Note 29	6 Months Ended
Jun. 30, 2022
Capital Base And Capital Management [Abstract]
Disclosure of Capital Base And Capital Management [Text Block]	Capital base and capital management
The eligible capital instruments and the risk-weighted assets of the Group (phased-in) are shown below, calculated in accordance with the applicable regulation, considering the entities in scope required by such regulation, as of June 30, 2022 and December 31, 2021:

Capital ratios (phased-in)
	June 2022 (*)	December 2021
Eligible Common Equity Tier 1 capital (millions of Euros) (a)	41,555	39,949
Eligible Additional Tier 1 capital (millions of Euros) (b)	5,264	5,737
Eligible Tier 2 capital (millions of Euros) (c)	6,833	7,383
Risk Weighted Assets (millions of Euros) (d)	330,819	307,795
Common Tier 1 capital ratio (CET 1) (A)=(a)/(d)	12.56%	12.98%
Additional Tier 1 capital ratio (AT 1) (B)=(b)/(d)	1.59%	1.86%
Tier 1 capital ratio (Tier 1) (A)+(B)	14.15%	14.84%
Tier 2 capital ratio (Tier 2) (C)=(c)/(d)	2.07%	2.40%
Total capital ratio (A)+(B)+(C)	16.22%	17.24%
(*) Provisional data.
BBVA’s fully-loaded CET1 ratio stood at 12.45% at June 30, 2022, which represents a decrease of 30 basis points compared to December 31, 2021. The consolidated phased-in CET1 ratio stood at 12.56%. The difference is mainly explained by the effect of the transitory adjustments for the treatment of the impacts of IFRS 9 in capital ratios.
These ratios include the effect of the operations carried out during the second quarter, with a combined impact of -30 basis points of CET1. These operations are the voluntary takeover bid for Garanti BBVA and the acquisition of 100% of TREE from Merlin, owner of 662 properties leased to BBVA. Additionally, they also include the negative impact of -10 basis points from the agreement reached with Neon Payments during the first quarter. Excluding these effects, the CET1 ratio for the semester increased by +10 basis points.
Fully loaded risk-weighted assets (RWA) increased in the first half of the year by approximately €23 billion, mainly as a result of organic generation and the currency effect.
The fully-loaded additional Tier 1 capital ratio (AT1) stood at 1.59% (1.59% phased-in) at June 30, 2022, which included the impact of €-500 million due to the early amortization of a series of CoCos issued in 2017.
The fully-loaded Tier 2 ratio stood at 2.07%, which represents a decrease of -30 basis points compared to December 31, 2021, mainly explained by the RWA increase during the first half of the year. The phased-in Tier 2 ratio also stood at 2.07%.
As result of the above, the total fully-loaded capital ratio stood at 16.11% as of June 30, 2022, and total phased-in ratio stood at 16.22%.
Regarding MREL (Minimum Requirement for own funds and Eligible Liabilities) requirements, on March, 8, 2022 BBVA disclosed the reception of a new communication from the Bank of Spain regarding its minimum requirement for own funds and eligible liabilities, established by the Single Resolution Board (hereinafter, "SRB"), calculated taking into account the financial and supervisory information as of June 30, 2021.
In accordance with this new MREL communication, BBVA has to reach, starting January 1, 2022, an amount of own funds and eligible liabilities equal to 21.46% of the total RWA of its resolution group, on sub-consolidated level, (the “MREL in RWA”). Within this MREL in RWA, an amount equal to 13.50% of the RWA shall be met with subordinated instruments (the "subordination requirement in RWA"). In accordance with the new applicable regulation, the MREL in RWA and the subordination requirement in RWA do not include the combined capital buffer requirement; for these purposes, the applicable combined capital buffer requirement would be 3.26%, without prejudice to any other buffer that may be applicable at any time.
Likewise, the MREL in RWA is equal to 7.50% in terms of the total exposure considered for calculating the leverage ratio (the “MREL in LR”), while the subordination requirement in RWA is equal to 5.84% in terms of the total exposure considered for calculating the leverage ratio (the "subordination requirement in LR"). For BBVA, the most restrictive requirement as of today is the one expressed in MREL in RWA.
The current own funds and eligible liabilities structure of the resolution group as of June 30 2022 meets the MREL in RWA, being the MREL ratio in terms of RWA of 26.28%. Finally, as of June 30 2022, the MREL in LR is 10.25% and the subordination ratios in terms of RWA and in terms of LR are 21.97% and 8.57%, respectively.
The breakdown of the leverage ratio as of June 30, 2022 and December 31, 2021, calculated according to CCR, is as follows:

Leverage ratio
	June 2022 (*)	December 2021
Tier 1 (millions of Euros) (a)	46,820	45,686
Exposure to leverage ratio (millions of Euros) (b)	752,718	671,789
Leverage ratio (a)/(b) (percentage)	6.22%	6.80%
(*) Provisional data
Finally, as of June 30, 2022, the phased-in leverage ratio, which includes the transitory treatment of certain capital elements (mainly the impact of IFRS 9), stood at 6.22% with a significant reduction in the first half of the year, which is mainly explained by the reduction in Tier 1 capital as a result of the operations abovementioned, as well as the increase in exposure to the leverage ratio.